UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

HORIZON TECHNOLOGY FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Farmington Avenue
Farmington, CT 06032

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC
4.875% Notes due 2026	HTFB	The New York Stock Exchange
6.25% Notes due 2027	HTFC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

On March 31, 2025, Horizon Technology Finance Corporation (the “Company”) entered into a new investment management agreement (the “Investment Management Agreement”) with Horizon Technology Finance Management LLC, its registered investment adviser (the “Adviser”) in connection with the closing of a transaction pursuant to which Momentum US Bidco LLC, an affiliate of Wendel SE, acquired 75% of the outstanding equity interests of certain affiliates of Monroe Capital LLC, including but not limited to Monroe Capital Intermediate Holdings, LLC, the indirect parent company of the Adviser (the “Transaction”) (any such affiliate party to the Transaction, collectively, “Monroe”). The Investment Management Agreement was previously approved, subject to the closing of the Transaction, by the Company’s stockholders at a special meeting of stockholders held on February 21, 2025. The Transaction constituted a change of control of the Adviser which terminated the investment management agreement by and between the Company and the Adviser dated as of June 30, 2023 (the “Original Investment Management Agreement”).

The terms of the Investment Management Agreement, including the fee structure and services to be provided, are the same as the terms of the Original Investment Management Agreement, except for the date and term.

The foregoing description of the Investment Management Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Investment Management Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 7	Regulation FD
Item 7.01	Regulation FD Disclosure

On March 31, 2025, Monroe issued a press release announcing the closing of the Transaction pursuant to which Momentum US Bidco LLC, an affiliate of Wendel SE, acquired 75% of the outstanding equity interests of Monroe, including, indirectly, 75% of the equity interests of the Adviser.

The Adviser will continue to serve as investment adviser of the Company and provide investment advisory services to the Company. The Company will continue to be substantially managed by the officers who manage the Adviser.

The full text of the press release issued by Monroe is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference; provided, however, that information contained on any website referenced in Exhibit 99.1 is not incorporated by reference into this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including the information set forth in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information set forth under this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	Investment Management Agreement, dated March 31, 2025, by and between Horizon Technology Finance Corporation and Horizon Technology Finance Management LLC.
99.1	Press Release of Monroe dated March 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2025	HORIZON TECHNOLOGY FINANCE CORPORATION

	By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer

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